UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2012 (October 26, 2012)

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OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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2002 Summit Boulevard, 6th Floor
Atlanta, Georgia 30319

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 26, 2012, Ocwen Financial Corporation (“Ocwen”) and Genworth Financial Corporation (“Genworth”) entered into an agreement whereby Ocwen will acquire the stock of Genworth Financial Home Equity Access, Inc. from Genworth for $22 million in cash. Genworth Financial Home Equity Access, Inc., which will be renamed “Liberty Home Equity Solutions, Inc.” as part of the transaction, is a leading originator in the reverse mortgage sector, and has retail, wholesale and correspondent operations.

Ocwen and Genworth expect the transaction to close in the first quarter of 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCWEN FINANCIAL CORPORATION

By:	/s/ John V. Britti
John V. Britti Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)

DATE:                         October 31, 2012